AIRCRAFT 406


                      AIRCRAFT SALE AND PURCHASE AGREEMENT

              THIS AIRCRAFT SALE AND PURCHASE AGREEMENT (this "Purchase Agreement"), dated as of December 3, 2004, is by and among AeroCentury Corp., a United States, State of Delaware corporation ("Purchaser") and UNI Airways Corporation, a corporation organized under the laws of Taiwan ("Seller").

                              W I T N E S S E T H:

         WHEREAS, Seller desires to sell, and Purchaser desires to purchase, the Aircraft (as defined below);

         WHEREAS, contemporaneously with the purchase and sale of the Aircraft, Purchaser and Seller will enter into a lease agreement whereunder Seller shall lease the Aircraft from Purchaser;

         WHEREAS, further contemporaneously with purchase, sale and lease of the Aircraft, Purchaser shall purchase from, and lease back, to Seller the Other Aircraft;

          NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1. Definitions. The following terms, when capitalized, shall have the following meanings for all purposes of this Purchase Agreement, except where the context otherwise requires and all other capitalized terms used herein, but not otherwise defined herein, shall be as defined in the Lease, as defined below:

           "Aircraft" shall mean the Airframe, together with Engines, Propellers, Landing Gear and APU each, as equipped with all Parts, equipment, components and accessories installed therein or thereon, in each case, as more fully described and defined in the Lease and all specifications and descriptions of "Aircraft" "Airframe", "Engines", "Propellers", "Landing Gear", "APU", and "Parts" leased thereunder and including all Aircraft Documents as also defined in the Lease and notwithstanding any, more limited description of the "Aircraft" under the Bill of Sale, the description of the "Aircraft" under the Lease shall, without further notation in the Bill of Sale, be the "Aircraft" conveyed under the Bill of Sale.

         "Bill of Sale" shall mean the long form bill of sale pertaining to the Aircraft in the form of Exhibit A hereto.

         "CAA" shall mean the Civil Aeronautics Administration of Taiwan and any and all other governmental unit, agency, office or department with authority over the registration, operation, use, and airworthiness of civil aircraft registered and operated in commercial passenger service in Taiwan. Under the Lease, the CAA is referred to as the "Aviation Authority".

         "Closing" shall mean the closing of the Aircraft purchase and sale and simultaneous leasing transaction contemplated by this Purchase Agreement.

         "Closing Date" shall mean the date of Closing as such term is defined in Section 2(c) of this Purchase Agreement.

         "Cross Receipt and Acceptance Certificate" shall mean the Cross Receipt and Acceptance Certificate to be executed and delivered by Seller and Purchaser on the Closing Date, in the form of Exhibit B attached hereto.

          "Lease" means the Lease Agreement, dated of even date herewith, between the Seller and the Purchaser relating to the Aircraft, as supplemented and amended.

         "Other Aircraft" means the de Havilland model DHC-8-311 aircraft bearing manufacturer's serial number 407 and Taiwan registration number B-15229 to be purchased by Purchaser from, and leased back to, Seller on the same terms and conditions as the Aircraft.

           "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or agency or political subdivision thereof.


 2. CLOSING OF PURCHASE AND SALE.

         (a) Sale and Purchase. Subject to the terms and conditions set forth in this Purchase Agreement, Seller agrees to sell and Purchaser agrees to purchase the Aircraft on the Closing Date (as set forth in Section 2(c)).

         (b) Purchase Price. The purchase price (the "Purchase Price") to be paid by Purchaser to Seller for the Aircraft shall be US$5,500,000. The Purchaser shall retain US$247,500 of the Purchase Price as the "Security Deposit" and US$82,500 for the first month's Rent, each to be paid by Lessee under the Lease, and at Closing, Purchaser shall, by wire transfer of readily available funds, wire the amount of US$5,170,000, to the following account:

                           The International Commercial Bank of China
                           Taipei Airport Branch
                           Account Name: UNI Airways Corporation
                           Account Number: 05553045704
                           Swift Code ICBCTWTP055

         (c) Closing Date and Place. The closing of this purchase and sale shall occur on or before, and no later than, December 3, 2004, 2004 (Taipei, Taiwan time, the evening of December 2, 2004, San Francisco, California time) or such other date as mutually agreed by Purchaser and Seller (the "Closing Date"). The Closing shall take place in the offices of Baker & McKenzie in Taipei, Taiwan or such other location as is mutually agreeable to the parties.

3. CLOSING CONDITIONS AND PROCEDURES

         (a) Conditions Precedent to Purchaser's Obligations. It shall be a condition precedent to Purchaser's obligations to purchase the Aircraft as contemplated hereunder that:

                        (i) the items to be delivered by Seller at Closing by Seller under Section 3(c) shall have been delivered to Purchaser;

                        (ii) Seller shall have executed and delivered to Purchaser the Operative Documents to which Seller is a party or which are required to be delivered by Seller;

(iii) Purchaser shall have received:

                                    (A) a copy of Seller's statutes, articles of
        incorporation or association and other constituent documents certified as of the Closing Date by a duly authorized officer of Seller as being true, correct and current;

                                    (B) a copy of the resolutions of the Board
        of Directors of Seller certified as of the Closing Date by a duly authorized officer of Seller duly authorizing execution, delivery and performance by of this Purchase Agreement and all other
        Operative Documents;

                                    (C) an incumbency certificate as to the
        person or persons authorized to execute and deliver this Purchase Agreement on behalf of Seller and all documents, including all Operative Documents, described herein required to be executed and delivered by Seller hereunder; and

                                    (D) a certificate of a duly authorized
        officer of Lessee certifying that the Aircraft has not been subject to total loss or any damage since Lessor's inspection thereof on November 26, 2004;

(iv) Purchaser and the Financing Party shall have received an opinion of Baker & McKenzie, Taiwan, in such form as Purchaser and the Financing Party shall approve, covering the due authorization and enforceability of the Operative Documents, the filing for registration and recording of all pertinent Operative Documents and agreements under Taiwan law (including with the CAA) as are contemplated by the Operative Documents and covering such other matters as Purchaser and the Financing Party deem relevant to the closing of the sale, purchase, lease and finance of the Aircraft hereunder;

                  (v) Purchaser shall have received all other documentation (including Seller's delivery of the CAA approval to the sale and lease transaction contemplated hereby and any other third party consents) reasonably necessary to consummate the transactions contemplated hereby and reasonably required to evidence consummation of the transactions contemplated by the Operative Documents, including without, limitation, the sale and lease back of the Other Aircraft contemporaneously with the sale hereunder and upon the same terms and conditions as the Aircraft;

                  (vi) All conditions precedent to the obligations of Purchaser (as "Lessor") under, and as set forth in the Lease shall have been met to the reasonable satisfaction of Purchaser, including, without limitation, that all filings with respect to Purchaser's ownership, the Lease and the security interest of the Financing Party have been made or shall be made contemporaneously with Closing and that the insurance coverages required by the Lease shall be in full force and effect upon Closing;

                  (vii) Purchaser shall have received reasonably satisfactory evidence (in the form of a statement within the opinion of Baker & McKenzie after review of all pertinent public records) of the absence of any liens or encumbrances (recorded or otherwise) affecting or pertaining to the Aircraft, Seller's title, and/or Seller's ability to transfer good and marketable title to the Aircraft at Closing, free and clear of any lien, claim or encumbrance whatsoever, or, if the claim of any lender or secured party to Seller shall have or claim any such interest, Purchaser and the Financing Party shall have received reasonably satisfactory evidence (in the form of a statement within the opinion of Baker & McKenzie) of the due and prompt release of any lien, claim or encumbrance of any lender or secured party to the Seller upon payment of the Purchase Price under this Purchase Agreement to such lender or secured party;

                  (viii) Without limiting the obligation of Seller to pay and indemnify the Purchaser for such taxes pursuant to this Purchase Agreement and the Lease, the Purchaser shall be satisfied that, at the time of the sale to Purchaser under this Purchase Agreement, the Aircraft is located in a jurisdiction that will not cause any sale, use, excise, transfer, gross receipts, value added or similar taxes, fees or charges to be levied against the Purchaser under any applicable law.

                  (ix) Purchaser shall have received such other corporate certificates, instruments, agreements, documents and evidence as the Purchaser or its counsel may reasonably request in order to establish the consummation of the transactions contemplated by the Operative Documents, the taking of all necessary corporate action in connection therewith and compliance with the conditions set forth in this Purchase Agreement and the Lease.

         (b) Conditions Precedent to Seller's Obligations. It shall be a condition precedent to Seller's obligations to consummate the transactions contemplated hereunder that:

                   (i) the items to be delivered by Purchaser at Closing set forth in Section 3(d) shall be delivered to Seller;

                  (ii) the Purchaser shall have executed and delivered the Operative Documents to which Purchaser is a party or which are required to be delivered by Purchaser;

                  (iii) Seller shall have received:

                                    (A) a copy of the Purchaser's statutes,
        articles of incorporation or association and other constituent documents certified as of the Closing Date by a duly authorized officer of Purchaser as being true, correct and current;

                                    (B) a copy of the resolutions of the Board
        of Directors of Purchaser certified as of the Closing
        Date by a duly authorized officer of Purchaser duly authorizing execution, delivery and performance by of this Purchase Agreement and all other Operative Documents;

                                    (C) an incumbency certificate as to the
        person or persons authorized to execute and deliver this Purchase Agreement on behalf of Purchaser and all documents, including all Operative Documents, described herein required to be executed and delivered by Purchaser hereunder;

                  (vi) Seller shall have received all other documentation (including CAA approval of the sale and lease transaction contemplated hereby and any other third party consents) reasonably necessary to consummate the transactions contemplated by the Operative Documents.

          (c) Seller's Deliveries at Closing. Subject to the terms and conditions hereof, at the time of Closing, the Seller shall deliver the following documents to Purchaser:

                  (i) the Bill of Sale for the Aircraft in the form of Exhibit A, duly executed by Seller;

                  (ii) the Cross Receipt and Acceptance Certificate with respect to the Aircraft in the form of Exhibit B, duly executed by Seller;

                  (iii) the Lease, together with all documents required to be executed and delivered to Purchaser thereunder and hereunder, all, as applicable, duly executed by Seller;

                  (iv) an opinion of the in-house legal counsel to Seller, in such form as Baker & McKenzie shall approve and require, as may be necessary to support the legal opinions to be issued to Purchaser and the Financing Party by such firm as contemplated by the Operative Documents;

                  (v) such other instruments, certificates and documents which, in the reasonable opinion of Purchaser, the Financing Party and their respective counsel, need to be executed and delivered by Seller on or before the Closing Date in order to consummate the transactions contemplated hereby, including, without limitation, that formalities of notarization and legalization of all documents requiring the same, have been notarized and legalized.

          (d) Purchaser's Deliveries at Closing. Subject to the terms and conditions hereof, at the time of Closing, Purchaser shall deliver the following to Seller:

                  (i) The Purchase Price for the Aircraft in the amount specified in Section 2(b) hereof in the manner specified thereby;

                  (ii) Cross Receipt and Acceptance Certificate in respect to the Aircraft in the form of Exhibit B, duly executed by Purchaser;

                  (iv) the Lease, together with all documents required to be executed and delivered to Seller thereunder and hereunder, all duly executed by Purchaser;

                  (iii) such other instruments, certificates and documents as needed, in the reasonable opinion of Seller, to be executed and delivered in order to consummate the transactions contemplated hereby.

          (e)  Delivery and Acceptance; Risk of Loss.

                  (i) Seller, as "Lessee", and Purchaser as "Lessor", shall, contemporaneously with the Closing, enter into the Lease with each other. Upon the Closing of the purchase and sale, Seller shall (i) cause all the conditions specified in the Lease to be fully satisfied; and (ii) accept delivery of the Aircraft under the Lease in accordance with the terms of the Lease. Such a delivery to Seller shall be deemed to be delivery of the Aircraft to Purchaser hereunder; provided, however, that Purchaser shall not be obligated to purchase the Aircraft and shall not be deemed to have accepted delivery of the Aircraft, if there shall then exist an "Event of Default" or "Event of Loss" (as such terms are defined in the Lease) or event which, with the passage of time, would become an Event of Default or Event of Loss with respect to the Aircraft.

                  (ii) Title and risk of loss to the Aircraft shall pass from Seller to Purchaser under this Purchase Agreement upon payment of the Purchase Price by Purchaser to Seller and the simultaneous delivery by Seller to Purchaser of the Bill of Sale, each to occur at the time of Closing.

                  (iii) If the Aircraft is destroyed or has been damaged in any way after inspection by Lessor on November 26, 2004 and before Closing, Seller shall notify Purchaser thereof and upon receipt of such notice, this Purchase Agreement shall terminate without further act of either party and, at the option of Purchaser, upon notice to Seller, the purchase agreement for the Other Aircraft shall terminate and thereafter, neither party shall have any further rights or obligations with respect to, the purchase of the Aircraft and, if elected by Purchaser, the purchase of the Other Aircraft.

          Section 4. No Express or Implied Warranties

          (a) With respect to the Aircraft, Purchaser acknowledges that:

 EXCEPT FOR THE WARRANTY OF TITLE TO THE AIRCRAFT AS SET FORTH IN SECTION 5(b)(v) HEREOF AND IN THE BILL OF SALE AND THE OTHER REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 5(b) HEREOF, SELLER HAS NOT MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, STATUTORY OR OTHERWISE, RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS PURCHASE AGREEMENT. THE AIRCRAFT IS BEING ACQUIRED BY PURCHASER ON AN "AS IS, WHERE IS AND WITH ALL FAULTS" BASIS.

         Section 5.        Representations and Warranties.

          (a) Representations and Warranties - Purchaser. Purchaser represents and warrants to Seller upon execution hereof and at Closing that:

                  (i) Purchaser is a corporation duly organized and validly existing under the laws of the State of Delaware, United States of America, and it has the power and authority to own its assets and carry on its business as presently carried on;

                  (ii) the execution, delivery and performance of the Operative Documents to which it is a party and the consummation of the transactions contemplated thereby have been (or by Closing will have been) duly authorized by all necessary action of Purchaser;

                  (iii) assuming the validity of execution and delivery by any other parties other than the Purchaser, the Operative Documents when executed and delivered by Purchaser constitute or will constitute legal, valid and binding obligations of Purchaser and enforceable in accordance with their respective terms except to the extent that such enforceability may be limited by bankruptcy, insolvency or similar laws respecting creditors' rights generally;

                  (iv) the execution and delivery of, the performance of its obligations under, and compliance with the provisions of, the Operative Documents to which Purchaser is a party will in no way exceed the powers granted to Purchaser, or violate in any respect any provision of, or cause a breach or default of:

                  (A) any law or regulation or any order or decree of any governmental authority, agency or court or generally accepted interpretation thereof or any judgment, decree or permit to which Purchaser is subject; and

                  (B) any resolution of the directors or shareholder of Purchaser; or any mortgage, charge, deed, contract or other undertaking or instrument of Purchaser;

                  (vi) there are no pending or, to the knowledge of Purchaser, threatened actions, or proceedings against, as the case may, be, before any court, arbitrator or administrative agency which, if adversely determined, would materially adversely affect the ability of Purchaser to perform its obligations under this Purchase Agreement or any of the other Operative Documents to which it is a party on the Closing Date.

          (b) Representations and Warranties - Seller. Seller represents and warrants to Purchaser upon the execution hereof and at Closing that:

         (i) Seller is a corporation duly organized and validly existing under the laws of the country of Taiwan, and it has the power and authority to own its assets and carry on its business as presently carried on;

         (ii) the execution, delivery and performance of the Operative Documents to which it is a party and the consummation of the transactions contemplated thereby have been (or by Closing will have been) duly authorized by all necessary action of Seller;

         (iii) assuming the validity of execution and delivery by any other parties other than the Purchaser, the Operative Documents when executed and delivered by Purchaser constitute or will constitute legal, valid and binding obligations of Seller and enforceable in accordance with their respective terms except to the extent that such enforceability may be limited by bankruptcy, insolvency or similar laws respecting creditors' rights generally;

         (iv) the execution and delivery of, the performance of its obligations under, and compliance with the provisions of, the Operative Documents to which Seller is a party will in no way exceed the powers granted to Purchaser, or violate in any respect any provision of, or cause a breach or default of:

                  (A) any law or regulation or any order or decree of any governmental authority, agency or court or generally accepted interpretation thereof or any judgment, decree or permit to which Seller is subject; or

                  (B) the Articles of Incorporation of Seller or any resolution of the directors or shareholders of Seller; or any mortgage, charge, deed, contract or other undertaking or instrument of Seller;

                  (v) Seller is, and at the time of Closing shall be, the legal and beneficial owner of the Aircraft, and upon the Closing, Seller shall convey good and valid title to the Aircraft, free and clear of any claims, liens, security interests, encumbrances or rights of others of any nature whatsoever (except for any lien of the Financing Party) and Seller will warrant and defend such title forever against all claims and demands;

                  (vi) there are no pending or, to the knowledge of Seller, threatened actions, or proceedings against, as the case may, be, before any court, arbitrator or administrative agency which, if adversely determined, would materially adversely affect the ability of Seller to perform its obligations under this Purchase Agreement or any of the other Operative Documents to which it is a party on the Closing Date.

          Section 6.Additional Covenants and Agreements of Seller and Purchaser.
                    -----------------------------------------------------------
          (a) Effective at Closing, Seller shall and does hereby assign, transfer and set over to Purchaser, any and all warranties, service life policies, product support agreements and guaranties of manufacturers and maintenance, supply and overhaul facilities pertaining to the Aircraft, and any and all equipment associated therewith, if and to the full extent the same are assignable and transferable. Upon request of Purchaser, Seller shall give Purchaser all assistance in enforcing the rights of Purchaser (in the name of Seller or otherwise) arising under such warranties; and from time to time, upon the request of Purchaser, Seller shall give notice to any such manufacturers and maintenance, supply and overhaul facilities of the foregoing assignment to Purchaser.

         (b) Seller agrees to indemnify, reimburse and hold harmless Purchaser and its shareholders, directors, servants, agents, employees, subcontractors, successors and assigns, from and against any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, legal proceedings, whether civil or criminal, penalties, fines, other sanctions, and any costs and expenses in connection therewith, including costs of investigation and attorney's fees and expenses, which may result from or arise in any manner out of, or in relation to breach or default of Seller's representations and warranties contained in the Operative Documents, including, without limitation, breach of Seller's warranty of title.

         (c) Seller shall be responsible for and shall indemnify, defend and hold Purchaser and its shareholders, directors, servants, agents, employees, subcontractors, successors and assigns, harmless, on demand, and on an after-tax basis, from and against all taxes assessed by any governmental entity, agency or instrumentality of any country (excluding the United States), whether state or federal, in connection with the sale of the Aircraft to Purchaser For purposes of this Purchase Agreement, the term "taxes" shall mean all taxes, levies, imposts, duties, withholdings, or charges of similar nature, including, without limitation, any corporation, capital gains, income, gross receipts, franchise, transfer, sales, use, ad valorem, business, occupation, personal property, stamp, document or other taxes whatsoever imposed by any national local taxing or fiscal authority or agency, together with interest thereon and penalties in respect thereof, and "taxation" shall be construed accordingly.

         (d) Purchaser agrees to indemnify, reimburse and hold harmless Seller and its shareholders, directors, servants, agents, employees, subcontractors, successors and assigns, from and against any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, legal proceedings, whether civil or criminal, penalties, fines, other sanctions, and any costs and expenses in connection therewith, including costs of investigation and attorney's fees and expenses, which may result from or arise in any manner out of, or in relation to breach or default of Purchaser's representations and warranties contained in the Operative Documents.

         (e) The indemnities set forth in this Section 6 shall survive the closing of the purchase and sale transaction set forth in this Purchase Agreement.

         Section 7.        Transaction Costs.

Except as otherwise expressly stated in this Purchase Agreement or the other Operative Documents, each party shall be responsible for its own expenses (and that of its respective counsel) incurred in connection with the negotiation, preparation and execution of the Operative Documents and consummation of the sale and lease transaction contemplated hereby; provided, however, Seller shall bear the fees ,costs and expenses incurred by Purchaser in retaining Baker & McKenzie, as Taiwan counsel to Purchaser and the Financing Party and in making all Taiwan filings, registrations and recordings of Lessor's ownership of the Aircraft, the Lease and any mortgage of the Financing Party and obtaining legal opinions related thereto and related to matters such as taxation and enforcement in Taiwan.

         Section 8. RESERVED

         Section 9.        Miscellaneous.

          (a) Notices. All notices required or permitted hereunder shall be in writing and may be either personally delivered, faxed, telexed or sent by a reputable international courier service addressed as follows:

 If to Purchaser:

AeroCentury Corp.
1440 Chapin Avenue, Suite 310
Burlingame, CA, 94010
Attn: Chief Operating Officer
Fax:     (650) 696-3929
Telephone: (650) 340-1880


If to Seller:

 UNI Airways Corporation
 7F, No. 100
 Chang-An E. Rd. Sec.2
 Taipei 104
 Taiwan
 Attn: Chairman and President
 Fax: 886 2 251 33211
 Telephone: 886 2 251 35502

 or at such other address as either party gives to the other from time to time through proper notice. Any such notice shall be effective and shall be deemed to have been given when received at the addresses set forth above, as such addresses are modified as set forth above.

         (b) Nonwaiver; Remedies Cumulative. No covenant or condition of this Purchase Agreement can be waived except by the written consent of the party to be charged with such waiver. Forbearance or indulgence by any party in any regard whatsoever shall not constitute a waiver of the covenant or condition to which such forbearance or indulgence may relate, and until complete performance thereof, or the written waiver thereof, the forbearing or indulging party shall be entitled to invoke any remedy available to it under this Purchase Agreement or by law or in equity or otherwise despite such forbearance or indulgence. No right or remedy of any party provided for herein is exclusive of any other right or remedy, but all such rights and remedies are cumulative of every other right and remedy provided for herein, at law, in equity, by statute, or otherwise, and may be exercised concurrently or separately from time to time. The prevailing party shall be entitled to attorney's fees and forum costs.

         (d) Applicable Law. This Purchase Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of California (without regard to any conflicts of law rule which might result in the application of the laws of any other jurisdiction), including all matters of construction, validity and performance.

          (e) Severability. Any provision of this Purchase Agreement which may be prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability in such jurisdiction only, without invalidating the remaining provisions hereof in such jurisdiction and without invalidating any of the provisions hereof in any other jurisdiction.

                  (f) Waiver of Jury Trial. BY ITS SIGNATURE BELOW WRITTEN EACH PARTY HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PURCHASE AGREEMENT OR RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS PURCHASE AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS PURCHASE AGREEMENT, ANY OPERATIVE DOCUMENT, OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION. IN THE EVENT OF LITIGATION, THIS PURCHASE AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          (g) Consent to Jurisdiction. Each of Purchaser and Seller irrevocably agrees that any legal action or proceedings arising out of or in connection with this Purchase Agreement may be brought in any California State court sitting in the County of San Mateo or Federal Court for the Northern District of California, which shall have the exclusive jurisdiction to settle any disputes arising out of or in connection with this Purchase Agreement and irrevocably and unconditionally submits to the exclusive jurisdiction of such courts. Each of Purchaser and Seller irrevocably waives any objection it may now or hereafter have to the laying of venue of any action or proceeding in any court and any claim it may now or hereafter have that any action or proceeding has been brought in an inconvenient forum.

          (h) Further Assurances. Purchaser and Seller will promptly, at any time and from time to time, execute and deliver to each other, such further instruments and documents, and take such further action, as Purchaser and Seller, as the case may be, may from time to time reasonably request and which is necessary to carry out this Purchase Agreement and to establish and protect the rights, interests, and remedies created in favor of Purchaser and Seller.

         (i) Exclusivity. This Purchase Agreement is the complete and exclusive statement of the parties hereto with respect to the subject matter hereof and supersedes all prior oral and written communications, proposals, agreements, representations, statements, negotiations and undertakings between the parties hereto with respect to the subject matter hereof.

          (j) No Broker. Except for the services of Rhodri James and Plane Trading Limited, whose costs, fees and expenses shall be borne solely by Seller, Purchaser and Seller each hereby represent to the other that it has not directly or indirectly employed or otherwise procured any broker in connection with the sale of the Aircraft hereunder for whose compensation any of the other parties is responsible or liable. Each party agrees to pay, indemnify, and hold harmless the other from and against any and all liabilities, losses, costs, damages, claims and expenses (including attorneys' fees and litigation costs) the other shall ever suffer, incur or be threatened with because of any claim by any broker or agent claiming by, through or under the indemnifying party, whether or not meritorious, for any fee, commission or other compensation with respect to the purchase, sale and leaseback of the Aircraft.

                  (k) Assignment. Purchaser shall have the right to transfer, assign or delegate all, or any portion of its rights and obligations under this Purchase Agreement and the other Operative Documents, as security to any lender to Purchaser, including without limitation, the Financing Party, or otherwise, and upon request of Purchaser, Seller shall execute any all documents or certifications reasonably requested by Seller necessary to effect such transfer, assignment or delegation and with respect to any such transfer, assignment or delegation by Purchaser after the Closing, Purchaser shall bear Seller's reasonable, direct, out-of-pocket costs in delivering such further documents or certifications requested.

          (l) Confidentiality. Each party to this Purchase Agreement agrees that it will treat this Purchase Agreement, each of the other Operative Documents, and the contents thereof as privileged and confidential and will not disclose, or cause to be disclosed, the terms, hereof or thereof to any Person, except that any such information may be disclosed (a) to the extent necessary in connection with the enforcement of such party's rights under any Operative Documents, (b) to such party's agents, attorneys and accountants, (c) to the extent required pursuant to applicable law or by any governmental authority (including pursuant to any applicable SEC regulations and as may be required by the CAA), (d) to the extent that prior to such disclosure, such information is publicly available (if such availability is not the result of the disclosing party's breach of this subsection (l), and (e) with the prior written consent of all parties hereto.

          (m) Counterparts. This document may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same original.

          IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement on the date first set forth above.


PURCHASER
AEROCENTURY CORP.

By: ____________________


Title: _________________


SELLER
 UNI Airways Corporation
 By: ____________________


Title: _________________


                         [Exhibits Omitted from Filing]

 AIRCRAFT 407


                      AIRCRAFT SALE AND PURCHASE AGREEMENT

              THIS AIRCRAFT SALE AND PURCHASE AGREEMENT (this "Purchase Agreement"), dated as of December 3, 2004, is by and among AeroCentury Corp., a United States, State of Delaware corporation ("Purchaser") and UNI Airways Corporation, a corporation organized under the laws of Taiwan ("Seller").

                                                W I T N E S S E T H:

     WHEREAS, Seller desires to sell, and Purchaser desires to purchase, the Aircraft (as defined below);

         WHEREAS, contemporaneously with the purchase and sale of the Aircraft, Purchaser and Seller will enter into a lease agreement whereunder Seller shall lease the Aircraft from Purchaser;

         WHEREAS, further contemporaneously with purchase, sale and lease of the Aircraft, Purchaser shall purchase from, and lease back, to Seller the Other Aircraft;

          NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1. Definitions. The following terms, when capitalized, shall have the following meanings for all purposes of this Purchase Agreement, except where the context otherwise requires and all other capitalized terms used herein, but not otherwise defined herein, shall be as defined in the Lease, as defined below:

           "Aircraft" shall mean the Airframe, together with Engines, Propellers, Landing Gear and APU each, as equipped with all Parts, equipment, components and accessories installed therein or thereon, in each case, as more fully described and defined in the Lease and all specifications and descriptions of "Aircraft" "Airframe", "Engines", "Propellers", "Landing Gear", "APU", and "Parts" leased thereunder and including all Aircraft Documents as also defined in the Lease and notwithstanding any, more limited description of the "Aircraft" under the Bill of Sale, the description of the "Aircraft" under the Lease shall, without further notation in the Bill of Sale, be the "Aircraft" conveyed under the Bill of Sale.

         "Bill of Sale" shall mean the long form bill of sale pertaining to the Aircraft in the form of Exhibit A hereto.

         "CAA" shall mean the Civil Aeronautics Administration of Taiwan and any and all other governmental unit, agency, office or department with authority over the registration, operation, use, and airworthiness of civil aircraft registered and operated in commercial passenger service in Taiwan. Under the Lease, the CAA is referred to as the "Aviation Authority".

         "Closing" shall mean the closing of the Aircraft purchase and sale and simultaneous leasing transaction contemplated by this Purchase Agreement.

         "Closing Date" shall mean the date of Closing as such term is defined in Section 2(c) of this Purchase Agreement.

         "Cross Receipt and Acceptance Certificate" shall mean the Cross Receipt and Acceptance Certificate to be executed and delivered by Seller and Purchaser on the Closing Date, in the form of Exhibit B attached hereto.

          "Lease" means the Lease Agreement, dated of even date herewith, between the Seller and the Purchaser relating to the Aircraft, as supplemented and amended.

         "Other Aircraft" means the de Havilland model DHC-8-311 aircraft bearing manufacturer's serial number 406 and Taiwan registration number B-15227 to be purchased by Purchaser from, and leased back to, Seller on the same terms and conditions as the Aircraft.

           "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or agency or political subdivision thereof.


 2. CLOSING OF PURCHASE AND SALE.

         (a) Sale and Purchase. Subject to the terms and conditions set forth in this Purchase Agreement, Seller agrees to sell and Purchaser agrees to purchase the Aircraft on the Closing Date (as set forth in Section 2(c)).

         (b) Purchase Price. The purchase price (the "Purchase Price") to be paid by Purchaser to Seller for the Aircraft shall be US$5,500,000. The Purchaser shall retain US$247,500 of the Purchase Price as the "Security Deposit" and US$82,500 for the first month's Rent, each to be paid by Lessee under the Lease, and at Closing, Purchaser shall, by wire transfer of readily available funds, wire the amount of US$5,170,000, to the following account:

                           The International Commercial Bank of China
                           Taipei Airport Branch
                           Account Name: UNI Airways Corporation
                           Account Number: 05553045704
                           Swift Code ICBCTWTP055

         (c) Closing Date and Place. The closing of this purchase and sale shall occur on or before, and no later than, December 3, 2004, 2004 (Taipei, Taiwan time, the evening of December 2, 2004, San Francisco, California time) or such other date as mutually agreed by Purchaser and Seller (the "Closing Date"). The Closing shall take place in the offices of Baker & McKenzie in Taipei, Taiwan or such other location as is mutually agreeable to the parties.

3. CLOSING CONDITIONS AND PROCEDURES

         (a) Conditions Precedent to Purchaser's Obligations. It shall be a condition precedent to Purchaser's obligations to purchase the Aircraft as contemplated hereunder that:

                        (i) the items to be delivered by Seller at Closing by Seller under Section 3(c) shall have been delivered to Purchaser;

                        (ii) Seller shall have executed and delivered to Purchaser the Operative Documents to which Seller is a party or which are required to be delivered by Seller;

(iii) Purchaser shall have received:

                                    (A) a copy of Seller's statutes, articles of
        incorporation or association and other constituent documents certified as of the Closing Date by a duly authorized officer of Seller as being true, correct and current;

                                    (B) a copy of the resolutions of the Board
        of Directors of Seller certified as
        of the Closing Date by a duly authorized officer of Seller duly authorizing execution, delivery and performance by of this Purchase Agreement and all other Operative Documents;

                                    (C) an incumbency certificate as to the
        person or persons authorized to
        execute and deliver this Purchase Agreement on behalf of Seller and all documents, including all Operative Documents, described herein required to be executed and delivered by Seller hereunder; and

                                    (D) a certificate of a duly authorized
        officer of Lessee certifying that the Aircraft has not been subject to total loss or any damage since Lessor's inspection thereof on November 26, 2004;

(iv) Purchaser and the Financing Party shall have received an opinion of Baker & McKenzie, Taiwan, in such form as Purchaser and the Financing Party shall approve, covering the due authorization and enforceability of the Operative Documents, the filing for registration and recording of all pertinent Operative Documents and agreements under Taiwan law (including with the CAA) as are contemplated by the Operative Documents and covering such other matters as Purchaser and the Financing Party deem relevant to the closing of the sale, purchase, lease and finance of the Aircraft hereunder;

                  (v) Purchaser shall have received all other documentation (including Seller's delivery of the CAA approval to the sale and lease transaction contemplated hereby and any other third party consents) reasonably necessary to consummate the transactions contemplated hereby and reasonably required to evidence consummation of the transactions contemplated by the Operative Documents, including without, limitation, the sale and lease back of the Other Aircraft contemporaneously with the sale hereunder and upon the same terms and conditions as the Aircraft;

                  (vi) All conditions precedent to the obligations of Purchaser (as "Lessor") under, and as set forth in the Lease shall have been met to the reasonable satisfaction of Purchaser, including, without limitation, that all filings with respect to Purchaser's ownership, the Lease and the security interest of the Financing Party have been made or shall be made contemporaneously with Closing and that the insurance coverages required by the Lease shall be in full force and effect upon Closing;

                  (vii) Purchaser shall have received reasonably satisfactory evidence (in the form of a statement within the opinion of Baker & McKenzie after review of all pertinent public records) of the absence of any liens or encumbrances (recorded or otherwise) affecting or pertaining to the Aircraft, Seller's title, and/or Seller's ability to transfer good and marketable title to the Aircraft at Closing, free and clear of any lien, claim or encumbrance whatsoever, or, if the claim of any lender or secured party to Seller shall have or claim any such interest, Purchaser and the Financing Party shall have received reasonably satisfactory evidence (in the form of a statement within the opinion of Baker & McKenzie) of the due and prompt release of any lien, claim or encumbrance of any lender or secured party to the Seller upon payment of the Purchase Price under this Purchase Agreement to such lender or secured party;

                  (viii) Without limiting the obligation of Seller to pay and indemnify the Purchaser for such taxes pursuant to this Purchase Agreement and the Lease, the Purchaser shall be satisfied that, at the time of the sale to Purchaser under this Purchase Agreement, the Aircraft is located in a jurisdiction that will not cause any sale, use, excise, transfer, gross receipts, value added or similar taxes, fees or charges to be levied against the Purchaser under any applicable law.

                  (ix) Purchaser shall have received such other corporate certificates, instruments, agreements, documents and evidence as the Purchaser or its counsel may reasonably request in order to establish the consummation of the transactions contemplated by the Operative Documents, the taking of all necessary corporate action in connection therewith and compliance with the conditions set forth in this Purchase Agreement and the Lease.

         (b) Conditions Precedent to Seller's Obligations. It shall be a condition precedent to Seller's obligations to consummate the transactions contemplated hereunder that:

                   (i) the items to be delivered by Purchaser at Closing set forth in Section 3(d) shall be delivered to Seller;

                  (ii) the Purchaser shall have executed and delivered the Operative Documents to which Purchaser is a party or which are required to be delivered by Purchaser;

                  (iii) Seller shall have received:

                                    (A) a copy of the Purchaser's statutes,
        articles of incorporation or association and other constituent documents certified as of the Closing Date by a duly authorized officer of Purchaser as being true, correct and current;

                                    (B) a copy of the resolutions of the Board
        of Directors of Purchaser certified as of the Closing Date by a duly authorized officer of Purchaser duly authorizing execution, delivery and performance by of this Purchase Agreement and all other Operative Documents;

                                    (C) an incumbency certificate as to the
        person or persons authorized to execute and deliver this Purchase Agreement on behalf of Purchaser andc all documents, including all Operative Documents, described herein required to be executed and delivered by Purchaser hereunder;

                  (vi) Seller shall have received all other documentation (including CAA approval of the sale and lease transaction contemplated hereby and any other third party consents) reasonably necessary to consummate the transactions contemplated by the Operative Documents.

          (c) Seller's Deliveries at Closing. Subject to the terms and conditions hereof, at the time of Closing, the Seller shall deliver the following documents to Purchaser:

                  (i) the Bill of Sale for the Aircraft in the form of Exhibit A, duly executed by Seller;

                  (ii) the Cross Receipt and Acceptance Certificate with respect to the Aircraft in the form of Exhibit B, duly executed by Seller;

                  (iii) the Lease, together with all documents required to be executed and delivered to Purchaser thereunder and hereunder, all, as applicable, duly executed by Seller;

                  (iv) an opinion of the in-house legal counsel to Seller, in such form as Baker & McKenzie shall approve and require, as may be necessary to support the legal opinions to be issued to Purchaser and the Financing Party by such firm as contemplated by the Operative Documents;

                  (v) such other instruments, certificates and documents which, in the reasonable opinion of Purchaser, the Financing Party and their respective counsel, need to be executed and delivered by Seller on or before the Closing Date in order to consummate the transactions contemplated hereby, including, without limitation, that formalities of notarization and legalization of all documents requiring the same, have been notarized and legalized.

          (d) Purchaser's Deliveries at Closing. Subject to the terms and conditions hereof, at the time of Closing, Purchaser shall deliver the following to Seller:

                  (i) The Purchase Price for the Aircraft in the amount specified in Section 2(b) hereof in the manner specified thereby;

                  (ii) Cross Receipt and Acceptance Certificate in respect to the Aircraft in the form of Exhibit B, duly executed by Purchaser;

                  (iv) the Lease, together with all documents required to be executed and delivered to Seller thereunder and hereunder, all duly executed by Purchaser;

                  (iii) such other instruments, certificates and documents as needed, in the reasonable opinion of Seller, to be executed and delivered in order to consummate the transactions contemplated hereby.

          (e)  Delivery and Acceptance; Risk of Loss.

                  (i) Seller, as "Lessee", and Purchaser as "Lessor", shall, contemporaneously with the Closing, enter into the Lease with each other. Upon the Closing of the purchase and sale, Seller shall (i) cause all the conditions specified in the Lease to be fully satisfied; and (ii) accept delivery of the Aircraft under the Lease in accordance with the terms of the Lease. Such a delivery to Seller shall be deemed to be delivery of the Aircraft to Purchaser hereunder; provided, however, that Purchaser shall not be obligated to purchase the Aircraft and shall not be deemed to have accepted delivery of the Aircraft, if there shall then exist an "Event of Default" or "Event of Loss" (as such terms are defined in the Lease) or event which, with the passage of time, would become an Event of Default or Event of Loss with respect to the Aircraft.

                  (ii) Title and risk of loss to the Aircraft shall pass from Seller to Purchaser under this Purchase Agreement upon payment of the Purchase Price by Purchaser to Seller and the simultaneous delivery by Seller to Purchaser of the Bill of Sale, each to occur at the time of Closing.

                  (iii) If the Aircraft is destroyed or has been damaged in any way after inspection by Lessor on November 26, 2004 and before Closing, Seller shall notify Purchaser thereof and upon receipt of such notice, this Purchase Agreement shall terminate without further act of either party and, at the option of Purchaser, upon notice to Seller, the purchase agreement for the Other Aircraft shall terminate and thereafter, neither party shall have any further rights or obligations with respect to, the purchase of the Aircraft and, if elected by Purchaser, the purchase of the Other Aircraft.

          Section 4. No Express or Implied Warranties

          (a) With respect to the Aircraft, Purchaser acknowledges that:

 EXCEPT FOR THE WARRANTY OF TITLE TO THE AIRCRAFT AS SET FORTH IN SECTION 5(b)(v) HEREOF AND IN THE BILL OF SALE AND THE OTHER REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 5(b) HEREOF, SELLER HAS NOT MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, STATUTORY OR OTHERWISE, RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS PURCHASE AGREEMENT. THE AIRCRAFT IS BEING ACQUIRED BY PURCHASER ON AN "AS IS, WHERE IS AND WITH ALL FAULTS" BASIS.

         Section 5.        Representations and Warranties.

          (a) Representations and Warranties - Purchaser. Purchaser represents and warrants to Seller upon execution hereof and at Closing that:

                  (i) Purchaser is a corporation duly organized and validly existing under the laws of the State of Delaware, United States of America, and it has the power and authority to own its assets and carry on its business as presently carried on;

                  (ii) the execution, delivery and performance of the Operative Documents to which it is a party and the consummation of the transactions contemplated thereby have been (or by Closing will have been) duly authorized by all necessary action of Purchaser;

                  (iii) assuming the validity of execution and delivery by any other parties other than the Purchaser, the Operative Documents when executed and delivered by Purchaser constitute or will constitute legal, valid and binding obligations of Purchaser and enforceable in accordance with their respective terms except to the extent that such enforceability may be limited by bankruptcy, insolvency or similar laws respecting creditors' rights generally;

                  (iv) the execution and delivery of, the performance of its obligations under, and compliance with the provisions of, the Operative Documents to which Purchaser is a party will in no way exceed the powers granted to Purchaser, or violate in any respect any provision of, or cause a breach or default of:

                  (A) any law or regulation or any order or decree of any governmental authority, agency or court or generally accepted interpretation thereof or any judgment, decree or permit to which Purchaser is subject; and

                  (B) any resolution of the directors or shareholder of Purchaser; or any mortgage, charge, deed, contract or other undertaking or instrument of Purchaser;

                  (vi) there are no pending or, to the knowledge of Purchaser, threatened actions, or proceedings against, as the case may, be, before any court, arbitrator or administrative agency which, if adversely determined, would materially adversely affect the ability of Purchaser to perform its obligations under this Purchase Agreement or any of the other Operative Documents to which it is a party on the Closing Date.

          (b) Representations and Warranties - Seller. Seller represents and warrants to Purchaser upon the execution hereof and at Closing that:

         (i) Seller is a corporation duly organized and validly existing under the laws of the country of Taiwan, and it has the power and authority to own its assets and carry on its business as presently carried on;

         (ii) the execution, delivery and performance of the Operative Documents to which it is a party and the consummation of the transactions contemplated thereby have been (or by Closing will have been) duly authorized by all necessary action of Seller;

         (iii) assuming the validity of execution and delivery by any other parties other than the Purchaser, the Operative Documents when executed and delivered by Purchaser constitute or will constitute legal, valid and binding obligations of Seller and enforceable in accordance with their respective terms except to the extent that such enforceability may be limited by bankruptcy, insolvency or similar laws respecting creditors' rights generally;

         (iv) the execution and delivery of, the performance of its obligations under, and compliance with the provisions of, the Operative Documents to which Seller is a party will in no way exceed the powers granted to Purchaser, or violate in any respect any provision of, or cause a breach or default of:

                  (A) any law or regulation or any order or decree of any governmental authority, agency or court or generally accepted interpretation thereof or any judgment, decree or permit to which Seller is subject; or

                  (B) the Articles of Incorporation of Seller or any resolution of the directors or shareholders of Seller; or any mortgage, charge, deed, contract or other undertaking or instrument of Seller;

                  (v) Seller is, and at the time of Closing shall be, the legal and beneficial owner of the Aircraft, and upon the Closing, Seller shall convey good and valid title to the Aircraft, free and clear of any claims, liens, security interests, encumbrances or rights of others of any nature whatsoever (except for any lien of the Financing Party) and Seller will warrant and defend such title forever against all claims and demands;

                  (vi) there are no pending or, to the knowledge of Seller, threatened actions, or proceedings against, as the case may, be, before any court, arbitrator or administrative agency which, if adversely determined, would materially adversely affect the ability of Seller to perform its obligations under this Purchase Agreement or any of the other Operative Documents to which it is a party on the Closing Date.

          Section 6.Additional Covenants and Agreements of Seller and Purchaser
                    -----------------------------------------------------------
          (a) Effective at Closing, Seller shall and does hereby assign, transfer and set over to Purchaser, any and all warranties, service life policies, product support agreements and guaranties of manufacturers and maintenance, supply and overhaul facilities pertaining to the Aircraft, and any and all equipment associated therewith, if and to the full extent the same are assignable and transferable. Upon request of Purchaser, Seller shall give Purchaser all assistance in enforcing the rights of Purchaser (in the name of Seller or otherwise) arising under such warranties; and from time to time, upon the request of Purchaser, Seller shall give notice to any such manufacturers and maintenance, supply and overhaul facilities of the foregoing assignment to Purchaser.

         (b) Seller agrees to indemnify, reimburse and hold harmless Purchaser and its shareholders, directors, servants, agents, employees, subcontractors, successors and assigns, from and against any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, legal proceedings, whether civil or criminal, penalties, fines, other sanctions, and any costs and expenses in connection therewith, including costs of investigation and attorney's fees and expenses, which may result from or arise in any manner out of, or in relation to breach or default of Seller's representations and warranties contained in the Operative Documents, including, without limitation, breach of Seller's warranty of title.

         (c) Seller shall be responsible for and shall indemnify, defend and hold Purchaser and its shareholders, directors, servants, agents, employees, subcontractors, successors and assigns, harmless, on demand, and on an after-tax basis, from and against all taxes assessed by any governmental entity, agency or instrumentality of any country (excluding the United States), whether state or federal, in connection with the sale of the Aircraft to Purchaser For purposes of this Purchase Agreement, the term "taxes" shall mean all taxes, levies, imposts, duties, withholdings, or charges of similar nature, including, without limitation, any corporation, capital gains, income, gross receipts, franchise, transfer, sales, use, ad valorem, business, occupation, personal property, stamp, document or other taxes whatsoever imposed by any national local taxing or fiscal authority or agency, together with interest thereon and penalties in respect thereof, and "taxation" shall be construed accordingly.

         (d) Purchaser agrees to indemnify, reimburse and hold harmless Seller and its shareholders, directors, servants, agents, employees, subcontractors, successors and assigns, from and against any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, legal proceedings, whether civil or criminal, penalties, fines, other sanctions, and any costs and expenses in connection therewith, including costs of investigation and attorney's fees and expenses, which may result from or arise in any manner out of, or in relation to breach or default of Purchaser's representations and warranties contained in the Operative Documents.

         (e) The indemnities set forth in this Section 6 shall survive the closing of the purchase and sale transaction set forth in this Purchase Agreement.

         Section 7.        Transaction Costs.

Except as otherwise expressly stated in this Purchase Agreement or the other Operative Documents, each party shall be responsible for its own expenses (and that of its respective counsel) incurred in connection with the negotiation, preparation and execution of the Operative Documents and consummation of the sale and lease transaction contemplated hereby; provided, however, Seller shall bear the fees ,costs and expenses incurred by Purchaser in retaining Baker & McKenzie, as Taiwan counsel to Purchaser and the Financing Party and in making all Taiwan filings, registrations and recordings of Lessor's ownership of the Aircraft, the Lease and any mortgage of the Financing Party and obtaining legal opinions related thereto and related to matters such as taxation and enforcement in Taiwan.

         Section 8. RESERVED

         Section 9.        Miscellaneous.

          (a) Notices. All notices required or permitted hereunder shall be in writing and may be either personally delivered, faxed, telexed or sent by a reputable international courier service addressed as follows:

 If to Purchaser:

AeroCentury Corp.
1440 Chapin Avenue, Suite 310
Burlingame, CA, 94010
Attn: Chief Operating Officer
Fax:     (650) 696-3929
Telephone: (650) 340-1880


If to Seller:

 UNI Airways Corporation
 7F, No. 100
 Chang-An E. Rd. Sec.2
 Taipei 104
 Taiwan
 Attn: Chairman and President
 Fax: 886 2 251 33211
 Telephone: 886 2 251 35502

 or at such other address as either party gives to the other from time to time through proper notice. Any such notice shall be effective and shall be deemed to have been given when received at the addresses set forth above, as such addresses are modified as set forth above.

         (b) Nonwaiver; Remedies Cumulative. No covenant or condition of this Purchase Agreement can be waived except by the written consent of the party to be charged with such waiver. Forbearance or indulgence by any party in any regard whatsoever shall not constitute a waiver of the covenant or condition to which such forbearance or indulgence may relate, and until complete performance thereof, or the written waiver thereof, the forbearing or indulging party shall be entitled to invoke any remedy available to it under this Purchase Agreement or by law or in equity or otherwise despite such forbearance or indulgence. No right or remedy of any party provided for herein is exclusive of any other right or remedy, but all such rights and remedies are cumulative of every other right and remedy provided for herein, at law, in equity, by statute, or otherwise, and may be exercised concurrently or separately from time to time. The prevailing party shall be entitled to attorney's fees and forum costs.

         (d) Applicable Law. This Purchase Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of California (without regard to any conflicts of law rule which might result in the application of the laws of any other jurisdiction), including all matters of construction, validity and performance.

          (e) Severability. Any provision of this Purchase Agreement which may be prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability in such jurisdiction only, without invalidating the remaining provisions hereof in such jurisdiction and without invalidating any of the provisions hereof in any other jurisdiction.

                  (f) Waiver of Jury Trial. BY ITS SIGNATURE BELOW WRITTEN EACH PARTY HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PURCHASE AGREEMENT OR RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS PURCHASE AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS PURCHASE AGREEMENT, ANY OPERATIVE DOCUMENT, OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION. IN THE EVENT OF LITIGATION, THIS PURCHASE AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          (g) Consent to Jurisdiction. Each of Purchaser and Seller irrevocably agrees that any legal action or proceedings arising out of or in connection with this Purchase Agreement may be brought in any California State court sitting in the County of San Mateo or Federal Court for the Northern District of California, which shall have the exclusive jurisdiction to settle any disputes arising out of or in connection with this Purchase Agreement and irrevocably and unconditionally submits to the exclusive jurisdiction of such courts. Each of Purchaser and Seller irrevocably waives any objection it may now or hereafter have to the laying of venue of any action or proceeding in any court and any claim it may now or hereafter have that any action or proceeding has been brought in an inconvenient forum.

          (h) Further Assurances. Purchaser and Seller will promptly, at any time and from time to time, execute and deliver to each other, such further instruments and documents, and take such further action, as Purchaser and Seller, as the case may be, may from time to time reasonably request and which is necessary to carry out this Purchase Agreement and to establish and protect the rights, interests, and remedies created in favor of Purchaser and Seller.

         (i) Exclusivity. This Purchase Agreement is the complete and exclusive statement of the parties hereto with respect to the subject matter hereof and supersedes all prior oral and written communications, proposals, agreements, representations, statements, negotiations and undertakings between the parties hereto with respect to the subject matter hereof.

          (j) No Broker. Except for the services of Rhodri James and Plane Trading Limited, whose costs, fees and expenses shall be borne solely by Seller, Purchaser and Seller each hereby represent to the other that it has not directly or indirectly employed or otherwise procured any broker in connection with the sale of the Aircraft hereunder for whose compensation any of the other parties is responsible or liable. Each party agrees to pay, indemnify, and hold harmless the other from and against any and all liabilities, losses, costs, damages, claims and expenses (including attorneys' fees and litigation costs) the other shall ever suffer, incur or be threatened with because of any claim by any broker or agent claiming by, through or under the indemnifying party, whether or not meritorious, for any fee, commission or other compensation with respect to the purchase, sale and leaseback of the Aircraft.

                  (k) Assignment. Purchaser shall have the right to transfer, assign or delegate all, or any portion of its rights and obligations under this Purchase Agreement and the other Operative Documents, as security to any lender to Purchaser, including without limitation, the Financing Party, or otherwise, and upon request of Purchaser, Seller shall execute any all documents or certifications reasonably requested by Seller necessary to effect such transfer, assignment or delegation and with respect to any such transfer, assignment or delegation by Purchaser after the Closing, Purchaser shall bear Seller's reasonable, direct, out-of-pocket costs in delivering such further documents or certifications requested.

          (l) Confidentiality. Each party to this Purchase Agreement agrees that it will treat this Purchase Agreement, each of the other Operative Documents, and the contents thereof as privileged and confidential and will not disclose, or cause to be disclosed, the terms, hereof or thereof to any Person, except that any such information may be disclosed (a) to the extent necessary in connection with the enforcement of such party's rights under any Operative Documents, (b) to such party's agents, attorneys and accountants, (c) to the extent required pursuant to applicable law or by any governmental authority (including pursuant to any applicable SEC regulations and as may be required by the CAA), (d) to the extent that prior to such disclosure, such information is publicly available (if such availability is not the result of the disclosing party's breach of this subsection (l), and (e) with the prior written consent of all parties hereto.

          (m) Counterparts. This document may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same original.

          IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement on the date first set forth above.


PURCHASER
AEROCENTURY CORP.

By: ____________________


Title: _________________


SELLER
UNI Airways Corporation
By: ____________________


Title: _________________


                         [Exhibits Omitted from Filing]